                                                               EXHIBIT 99(g)(1)


   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1995

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-4
                         ISSUER TENDER OFFER STATEMENT
                      (PURSUANT TO SECTION 13(E)(1) OF THE
                        SECURITIES EXCHANGE ACT OF 1934)

                               (AMENDMENT NO. 2)

                            ------------------------
                    SOURCE ONE MORTGAGE SERVICES CORPORATION
                              (NAME OF THE ISSUER)

                    SOURCE ONE MORTGAGE SERVICES CORPORATION
                      (NAME OF PERSON(S) FILING STATEMENT)
                            ------------------------

                   8.42% CUMULATIVE PREFERRED STOCK, SERIES A
                         (TITLE OF CLASS OF SECURITIES)

                                  836154 20 3
                     (CUSIP NUMBER OF CLASS OF SECURITIES)
                            ------------------------

                               ROBERT W. RICHARDS
                                    CHAIRMAN
                    SOURCE ONE MORTGAGE SERVICES CORPORATION
                             27555 FARMINGTON ROAD
                        FARMINGTON HILLS, MI 48334-3357
                                 (810) 488-7000
     (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSONS AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF THE PERSON(S) FILING STATEMENT)
                            ------------------------

                                    Copy To:

                              JOHN A. MARXER, ESQ.
                  MILLER, CANFIELD, PADDOCK AND STONE, P.L.C.
                            1400 NORTH WOODWARD AVE.
                                   SUITE 100
                           BLOOMFIELD HILLS, MI 48304
                                 (810) 645-5000
                            ------------------------

                                NOVEMBER 7, 1995
                      (DATE TENDER OFFER FIRST PUBLISHED,
                       SENT OR GIVEN TO SECURITY HOLDERS)

                           CALCULATION OF FILING FEE

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                        TRANSACTION VALUATION                            AMOUNT OF FILING FEE
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
The transaction value equals $99,500,000, calculated pursuant to Rule
  0-11 under the Securities Exchange Act of 1934, as follows: the product of $24.875 (the average of the high and low prices for the
  Preferred Stock on October 27, 1995, as reported by the New York
  Stock Exchange Composite Tape) and 4,000,000 (the maximum number of shares of Preferred Stock which may be tendered pursuant to the
  Exchange Offer).....................................................        $19,900.00
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

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which this offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid:  $34,310.35                        Filing Party:  Source One Mortgage Services
                                                                          Corporation
Form or registration no.: Form S-4; 33-62765               Date Filed:    September 20, 1994
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

ITEM 1.  SECURITY AND ISSUER.

     (a) The name of the issuer is Source One Mortgage Services Corporation, a Delaware corporation (the "Company"), which has its principal executive offices at 27555 Farmington Road, Farmington Hills, MI 48334-3357 (telephone number
(810) 488-7000).

     (b) The information set forth in the front cover page, "Risk Factors" and "Market and Trading Information" of the Offer to Exchange dated November 7, 1995, a copy of which is attached hereto as Exhibit (a)(1) (the "Offer to Exchange"), is incorporated herein by reference.


     The tender offer terminated at 5:00 p.m., New York City time, on December 8, 1995, and $55,976,525 aggregate principal amount of the issuer's 9.375% Quarterly Income Capital Securities (Subordinated Interest Deferrable Debentures, Due 2025) were issued in exchange for 2,239,061 shares of the issuer's 8.42% Cumulative Preferred Stock, Series A.


     (c) The information set forth in "Market and Trading Information" of the Offer to Exchange is incorporated herein by reference.

     (d) This statement is being filed by the issuer.

ITEM 2.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a) The information set forth in the front cover page, "The Exchange Offer" and "Description of QUICS" of the Offer to Exchange is incorporated herein by reference.

     (b) The information set forth in "Description of QUICS" of the Offer to Exchange is incorporated herein by reference.

ITEM 3. PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a)-(j) The information set forth in "Special Factors" of the Offer to Exchange is incorporated herein by reference.


     The tender offer terminated at 5:00 p.m., New York City time, on December 8, 1995, and $55,976,525 aggregate principal amount of the issuer's 9.375% Quarterly Income Capital Securities (Subordinated Interest Deferrable Debentures, Due 2025) were issued in exchange for 2,239,061 shares of the issuer's 8.42% Cumulative Preferred Stock, Series A.


ITEM 4.  INTEREST IN SECURITIES OF THE ISSUER.

     The information set forth in "Transactions and Arrangements Concerning the Shares of the Preferred Stock" of the Offer to Exchange is incorporated herein by reference.


     Michael Allemang, the Chief Financial Officer and an Executive Vice President of the issuer, exchanged 1,200 shares of the issuer's 8.42% Cumulative Preferred Stock, Series A, for $30,000 aggregate principal amount of the issuer's 9.375% Quarterly Income Capital Securities (Subordinated Interest Deferrable Debentures, Due 2025).


ITEM 5. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in "Transactions and Arrangements Concerning the Shares of the Preferred Stock" of the Offer to Exchange is incorporated herein by reference.

ITEM 6.  PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

     The information set forth in the front cover page and in "The Exchange Offer -- Dealer Managers"; "-- Fees and Expenses; Transfer Taxes" and "-- Exchange Agent and Information Agent" of the Offer to Exchange is incorporated herein by reference.

ITEM 7.  FINANCIAL INFORMATION.

     (a)-(b) The information set forth in "Prospectus Summary -- Selected Consolidated Financial Data"; "Capitalization"; "Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements" and in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (including the pages of the Company's Annual Report to shareholders that have been incorporated by reference in such

Annual Report on Form 10-K), and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995, incorporated in "Incorporation of Certain Documents by Reference," of the Offer to Exchange is incorporated herein by reference.

ITEM 8.  ADDITIONAL INFORMATION.

     (a) None.

     (b) The information set forth in "Risk Factors" of the Offer to Exchange is incorporated herein by reference.

     (c) Section 7 of the Exchange Act does not apply because these are not margin securities.

     (d) None.

     (e) Reference is hereby made to the Offer to Exchange, the Letter of Transmittal and the other exhibits to this Schedule, all of which are attached hereto and incorporated in their entirety by reference.

ITEM 9.  MATERIAL TO BE FILED AS EXHIBITS.


(a)(1)*    Offer to Exchange dated November 7, 1995.
(a)(2)*    Letter of Transmittal.
(a)(3)*    Notice of Guaranteed Delivery.
(a)(4)*    Letter to brokers, dealers, commercial banks, trust companies and other nominees dated November 7, 1995.
(a)(5)*    Letter to clients for use by brokers, dealers, commercial banks, trust companies and other nominees dated November 7, 1995.
(a)(6)*    Letter to holders of shares of Preferred Stock dated November 7, 1995.
(a)(7)*    Press Release dated November 7, 1995.
(a)(8)*    Summary advertisement dated November 7, 1995.
(a)(9)*    Guidelines for Certification of Taxpayer Identification Number on
           Substitute
           Form W-9.
(b)(1)**   Indenture dated December 1, 1995 between Source One Mortgage Services
           Corporation and IBJ Schroeder Bank & Trust Company, as trustee.
(b)(2)**   First Supplemental Indenture dated December 1, 1995 between Source One
           Mortgage Services Corporation and IBJ Schroeder Bank & Trust Company, as
           trustee.
(c)        Not applicable.
(d)*       Legal Opinion of Simpson, Thacher & Bartlett, special tax counsel to the
           Company.
(e)*       The Prospectus (dated November 7, 1995) relating to the Offer to Exchange filed with the Commission in connection with the Registration Statement on Form S-4 (Registration No. 33-62765).
(f)*       Form of Questions and Answers sheet to be sent to holders of shares of the Preferred Stock and to be used by Brokers, Dealers, Commercial Banks,
           Trust Companies and other nominees in responding to inquiries from their clients.


---------------
 * Previously filed.
** Filed herewith.

     After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

                                          SOURCE ONE MORTGAGE SERVICES
                                          CORPORATION, a Delaware corporation

                                             By: /s/ ROBERT W. RICHARDS

                                               ---------------------------------
                                               Name: Robert W. Richards
                                               Title: Chairman


Dated: December 20, 1995

                                 EXHIBIT INDEX

                                                                                     SEQUENTIALLY
EXHIBIT                                                                                NUMBERED
  NO.                                    DESCRIPTION                                    PAGES
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


(a)(1)*     Offer to Exchange dated November 7, 1995.
(a)(2)*     Letter of Transmittal.
(a)(3)*     Notice of Guaranteed Delivery.
(a)(4)* Letter to brokers, dealers, commercial banks, trust companies and other nominees dated November 7, 1995.
(a)(5)* Letter to clients for use by brokers, dealers, commercial banks, trust companies and other nominees dated November 7, 1995.
(a)(6)*     Letter to holders of shares of Preferred Stock dated November 7, 1995.
(a)(7)*     Press Release dated November 7, 1995.
(a)(8)*     Summary advertisement dated November 7, 1995.
(a)(9)*     Guidelines for Certification of Taxpayer Identification Number on
            Substitute Form W-9.
(b)(1)**    Indenture dated December 1, 1995 between Source One Mortgage Services
            Corporation and IBJ Schroeder Bank & Trust Company, as trustee.
(b)(2)**    First Supplemental Indenture dated December 1, 1995 between Source One
            Mortgage Services Corporation and IBJ Schroeder Bank & Trust Company, as trustee.
(c)         Not applicable.
(d)* Legal Opinion of Simpson, Thacher & Bartlett, special tax counsel to the Company.
(e)*        The Prospectus (dated November 7, 1995) relating to the Offer to
            Exchange filed with the Commission in connection with the Registration
            Statement on Form S-4 (Registration No. 33-62765).
(f)* Questions and Answers sheet to be sent to holders of shares of the Preferred Stock and to be used by Brokers, Dealers, Commercial Banks,
            Trust Companies and other nominees in responding to inquiries from their clients.


---------------
 * Previously filed.
** Filed herewith.